EXHIBIT 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of October 13, 2010, by and among World Heart Corporation, a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each an “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of October 13, 2010, between the Company and each Purchaser (the “Purchase Agreement”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the applicable laws of, or are in fact closed in, the State of New York.

“Common Stock” means the Company’s Common Stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

“Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.

“Investors” means, unless the context otherwise indicates, the parties listed on the signature pages hereto as “Investors” and any Affiliate or permitted transferee of any of them who is a subsequent holder of the Registrable Securities.

“Liquidated Damages Amount” of each Investor is $.001 multiplied by the number of Registrable Securities held by such Investor from time to time.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the shares of Common Stock acquired by the Investors pursuant to the Purchase Agreement and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without notice or restriction (including without limitation any restriction relating to the availability of current public information about the Company and any volume restrictions) by the Investors pursuant to Rule 144.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Required Investors” means (i) each Investor holding 20% or more of the Registrable Securities and (ii) the Investors holding a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statements.

(i) Promptly following the closing of the purchase and sale of the securities contemplated by the Purchase Agreement (the “Closing Date”) but no later than Filing Deadline, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if the Company is not then eligible to use Form S-3 to register the resale of the Registrable Securities, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Investor shall be named as an “underwriter” in the Registration Statement without the Investor’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any holder other than the Investors without the prior written consent of the Required Investors. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to such Investor’s Liquidated Damages Amount for each 30-day period (or pro rata for any portion thereof) following the Filing Deadline for which no Registration Statement is filed with respect to such Registrable Securities. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each 30-day period following the Filing Deadline. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash.

(b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable fees and expenses of counsel to the Investors not to exceed $25,000 in the aggregate, and the Investors’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company shall use commercially reasonable best efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A)(x) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earliest of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 90th day after the Filing Deadline, or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding any Allowed Delay (as defined below) or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions, then the Company will make payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to such Investor’s Liquidated Damages Amount for each 30-day period (or pro rata for any portion thereof) following the date by which such Registration Statement should have been effective (the “Blackout Period”). Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Investor in cash.

(ii) For not more than twenty (20) consecutive days, and for not more than an aggregate of forty-five (45) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary (A) to delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time would be, in the good faith opinion of the Company, materially detrimental to the Company or (B) to amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable best efforts to terminate an Allowed Delay as promptly as practicable.

(d) Rule 415; Cutback If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an “underwriter”, the Company shall use its commercially reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter”. The Investors shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Investors’ counsel reasonably objects. In the event that, despite the Company’s commercially reasonable best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Investor as an “underwriter” in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(d) shall be allocated among the Investors on a pro rata basis, unless the SEC Restrictions otherwise require or provide. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be tolled for a period equal to the number of days elapsed from the date the Registration Statement initially including such Cut Back Shares was first filed with the SEC and the Restriction Termination Date applicable to such Cut Back Shares.

(e) Right to Piggyback Registration.

(i) If at any time following the date of this Agreement that any Registrable Securities remain outstanding (A) there is not one or more effective Registration Statements covering all of the Registrable Securities and (B) the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the holders of the Registrable Securities of its intention to do so (but in no event less than thirty (30) days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities.

(ii) Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, the Investors must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(b)) and subject to the Investors entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 2(e)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Investors and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 2(e)(ii) shall limit the Company’s liabilities and/or obligations under this Agreement, including, without limitation, the obligation to pay liquidated damages under this Section 2.

3. Company Obligations. The Company will use commercially reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use commercially reasonable best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without notice or restriction pursuant to Rule 144, including, without limitation, any restriction relating to the availability of current public information about the Company and any volume restrictions (the “Effectiveness Period”), and advise the Investors in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e) use commercially reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f) prior to any public offering of Registrable Securities, use commercially reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) use commercially reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h) immediately notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(i) otherwise use commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(j) With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction (including without limitation any restriction relating to the availability of current public information about the Company) by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

4. [RESERVED]

5. Obligations of the Investors.

(a) Each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including but not limited to the Selling Stockholder Notice and Questionnaire attached hereto as Exhibit B (the “Questionnaire”). At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor in connection with the filing of the Registration Statement. The Company shall be obligated to include as a selling stockholder in such Registration Statement each Investor that provides such information (including the Questionnaire) to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement and the Company shall not be obligated to register the Registrable Securities of any Investor that does not provide such information (including the Questionnaire) by such date.

(b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages, liabilities or expenses (including reasonable attorney’s fees), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities or expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, or the omission or alleged omission to state a material fact required to be stated or necessary to make the statements therein misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor’s behalf and will reimburse such Investor, and each such officer, director, member, employee and agent, successors and assigns, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorneys’ fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6, the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission and any underwriting discounts and commissions) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any single proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6, the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and any underwriter discounts and commissions) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	WORLD HEART CORPORATION

	By:	/s/ Morgan R. Brown
	Name:	Morgan R. Brown
	Title:	Executive Vice-President and Chief Financial Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Austin Marxe

AUTHORIZED SIGNATORY

By:	/s/ Austin Marxe
By: Austin Marxe

Address for Notice:

Special Situations Fund III QP, L.P.
527 Madison Avenue, Suite 2600
New York, New York 10022

Telephone No.: 212-319-6670

Email: Austin@ssf.com

NAME OF INVESTING ENTITY/INDIVIDUAL
David Greenhouse

AUTHORIZED SIGNATORY
By:	/s/ David Greenhouse
By: David Greenhouse

Address for Notice:

c/o Special Situations Funds
527 Madison Avenue, Suite 2600
New York, New York 10022

Telephone No.: 212-319-6625

Email: david@ssffund.com

NAME OF INVESTING ENTITY/INDIVIDUAL
Special Situations Fund III QP, L.P.
Special Situations Cayman Fund, L.P.
Special Situations Private Equity Fund, L.P.
Special Situations Life Sciences Fund, L.P.

By:	/s/ David Greenhouse
Name: David Greenhouse
Title: General Partner

Address for Notice:

c/o Special Situations Funds
527 Madison Avenue, Suite 2600
New York, New York 10022

Telephone No.: 212-319-6625

Email: david@ssffund.com

Attention: David Greenhouse

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Venrock Associates V, L.P.
Venrock Partners V, L.P.
Venrock Entrepreneurs Fund V, L.P.

By:	/s/ David L. Stepp
Name:	David L. Stepp
Title:	Authorized Signatory

Address for Notice:

c/o David L. Stepp
3340 HIllview Avenue
Palo Alto, CA 94304

Telephone No.: 650-561-9580

Fax: 650-561-9180

Email: dstepp@venrock.com

Attention: David L. Stepp

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL NEW LEAF VENTURES II, L.P.

Authorized Signatory:
By: New Leaf Venture Associates II, L.P.
Its: General Partner

By: New Leaf Venture Management II, L.L.C.
Its: General Partner

By: /s/ Craig L. Slutzkin
Name: Craig L. Slutzkin
Title: Chief Financial Officer

Address for Notice:

7 Times Square, Suite 3502
New York, NY 10036
Attention: Craig L. Slutzkin
Telephone No.: 646-871-6400
Fax 646-871-6450
Email: craig@nlvpartners.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Oppenheim Asset Management Services S.ar.l. on behalf of FCPOP Medical BioHe@lth-Trends

Authorized Signatory

By:	/s/ Julia Brauckmann
Julia Brauckmann
Title: Vice President

By:	/s/ Helene Braun
Helene Braun
Title: Senior Associate

Address for Notice:

Oppenheim Asset Management Services S.ar.l. 4 rue Jean Monnet
L-2180 Luxembourg

Telephone No.: 00352 22 15 22 1

Fax 00352 22 15 22 500

Email: OPAMPre-Trade-KontrolleIM@oppenheim.lu

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
THE OSGOOD FAMILY TRUST UAD 4/14/2000

Authorized Signatory

By: /s/ Richard H. Osgood
Name: Richard H. Osgood
Title: Richard H. Osgood, Trustee

Address for Notice:

One Bush Street #1700
San Francisco, CA 94104

Telephone No.: 415-274-6833

Fax 415-274-6887

Email: rick.osgood@wedbush.com

Attention: Vinnie Devone

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL Zeke, LP

Authorized Signatory

By:	/s/ Edward N. Antoian
By: Edward N. Antoian
Name: Zeke, LP-6P

Address for Notice:

c/o Chartwell Inv. Partners
1235 Westlakes Drive, Ste 400
Berwyn, PA 19312

Telephone No.: 610-407-4829

Fax 610-296-1430

Email: antoian@chartwellip.com

Attention: Ed Antoian

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Pharma/Whealth Management Company S.A. on behalf of Pharma/wHealth

Authorized Signatory

By:	/s/ Harold Schwartz
Name: Harold Schwartz
Title: General Manager

By:	/s/ Stefan Kraft
Name: Stefan Kraft
Title: Analyst

Address for Notice:

c/o Pharma/Whealth Management Company S.A.
4 rue Jean Monnet
L-2180 Luxembourg

Telephone No.: 00352 22 15 22 1

Fax 00352 22 15 22 500

Email: OPAMPre-Trade-KontrolleIM@oppenheim.lu

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Arthur J. Remillard Jr. Trust

Authorized Signatory

By:	Managing Member of Investment Manager
Name:	Stephen Du Bois

Address for Notice:
101 Huntington Avenue
Suite 2550
Boston, MA 02199

Telephone No.: 617-717-6605

Fax 617-717-6688

Email: sgeorge@cambercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Ayer Capital Partners Master Fund, L.P.

Authorized Signatory

By:	/s/ Jay Venkatesan
By:	Managing Member
Name:	Jay Venkatesan

Address for Notice: 230 California Street
Suite 600
San Francisco, CA 94111

Telephone No.: 415-874-4800

Facsimile No.: 415-520-6826

Email: tmg@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Ayer Capital Partners Kestrel Fund, LP

Authorized Signatory

By:	/s/ Jay Venkatesan
By:	Managing Member
Name:	Jay Venkatesan

Address for Notice:
c/o Ayer Capital Management
230 California Street
Suite 600
San Francisco, CA 94111

Telephone No.: 415-874-4800

Facsimile No.: 415-520-6826

Email: tmg@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Camber Capital Fund II, LP

Authorized Signatory

By:	/s/ Stephen Du Bois
By:	Managing Member of Investment Manager
Name:	Stephen Du Bois

Address for Notice:

c/o Camber Capital Management, LLC
101 Huntington Avenue
Suite 2550
Boston, MA 02199

Telephone No.: 617-717-6605

Fax: 617-717-6688

Email: sgeorge@cambercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Camber Capital Master Fund, LP

Authorized Signatory

By: /s/ Stephen Du Bois
Name: Stephen Du Bois
Title: Managing Member of Investment Manager

Address for Notice:

c/o Camber Capital Management, LLC
101 Huntington Avenue
Suite 2550
Boston, MA 02199

Telephone No.: 617-717-6605

Email: sgeorge@cambercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Cougar Trading, LLC

Authorized Signatory

By: /s/ Carl J. Bennett
By: Chief Financial Officer
Name: Carl J. Bennett

Address for Notice:

1370 Avenue of the Americas
30th Floor
New York, NY 10019

Telephone No.: 212-702-0693

Email: cbennett@cougartrading.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Cranshire Capital LP

Authorized Signatory

By: /s/ Keith A. Goodman
By: COO, Downsview Capital Inc., The General Partner
Name: Keith A. Goodman

Address for Notice:

Cranshire Capital LP
3100 Dundee Road, Ste 703
Northbrook, IL 60062

Telephone No.: 847-562-9030

Email:mkopin@cranshirecapital.com / kgoodman@cranshirecapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
DAFNA LifeScience Ltd

Authorized Signatory

By:	/s/ Nathan Fischel
By:	Managing Member
Name:	Nathan Fischel

Address for Notice:

10990 Wilshire Blvd., #1400
Los Angeles, CA 90024

Telephone No.: 310-954-3200

Fax: 310-445-6594

Email: dfische@dafnacapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
DAFNA LifeScience Select Ltd

Authorized Signatory

By:	/s/ Nathan Fischel
By:	Managing Member
Name:	Nathan Fischel

Address for Notice:

10990 Wilshire Blvd., #1400
Los Angeles, CA 90024

Telephone No.: 310-954-3200

Fax: 310-445-6594

Email: dfische@dafnacapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
DAFNA LifeScience Market Neutral Ltd

Authorized Signatory

By:	/s/ Nathan Fischel
By:	Managing Member
Name:	Nathan Fischel

Address for Notice:

10990 Wilshire Blvd., #1400
Los Angeles, CA 90024

Telephone No.: 310-954-3200

Fax: 310-445-6594

Email: dfische@dafnacapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Deerfield Special Situations Fund LP

Authorized Signatory

By:	/s/ James Flynn

By:	General Partner

Name:	James Flynn

Address for Notice:

780 3rd Avenue, 37th Floor
New York NY 10017

Telephone No.: 212-551-1600

Fax: 212-551-1612

Email: dlevine@deerfieldpartners.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Deerfield Special Situations Fund International, LTD

Authorized Signatory

By:	/s/ James Flynn

By:	General Partner

Name:	James Flynn

Address for Notice:

780 3rd Avenue, 37th Floor
New York NY 10017

Telephone No.: 212-551-1600

Fax: 212-551-1612

Email: dlevine@deerfieldpartners.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Hartz Capital Investments, LLC

Authorized Signatory

By: Empery Asset Management, LP, it’s authorized agent

By:	/s/ Ryan Lane

By:	Managing Partner of the GP

Name:	Ryan Lane

Address for Notice:

120 Broadway, Suite 1019
New York NY 10271

Telephone No.: 212-608-3300

Email: notices@emperyam.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Empery Asset Master, LTD

Authorized Signatory

By:	Empery Asset Management, LP, it’s authorized agent

By:	/s/ Ryan Lane
By:	Managing Partner of the GP
Name:	Ryan Lane

Address for Notice:

120 Broadway, Suite 1019
New York NY 10271

Telephone No.: 212-608-3300

Fax 212-608-3307

Email: notices@emperyam.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Epworth-Ayer Capital

Authorized Signatory

By:	/s/ Jay Venkatesan
By:	Managing Member of Investment Advisor
Name:	Jay Venkatesan

Address for Notice:

c/o Ayer Capital Management
230 California Street
Suite 600
San Francisco, CA 94111

Telephone No.: 415-874-4800

Facsimile No.: 415-520-6826

Email: tmg@ayercapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Freestone Advantage Partners, LP

Authorized Signatory

By:	/s/ Keith A. Goodman
By:	Manager
Name:	Keith A. Goodman

Address for Notice:

c/o Downsview Capital, Inc.
3100 Dundee Road, Ste 703
Northbrook, IL 60062

Telephone No.: 847-562-9030

Fax: 847-562-9031

Email:mkopin@cranshirecapital.com kgoodman@cranshirecapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
IPConcept Fund Management S.A., an administration company according to Luxembourg Law, acting in its own name but on behalf of Apo Medical Opportunities – Medical Strategy (“ICP”)

Authorized Signatory

By:	/s/ Matthias Schirpke
By:	CEO
Name:	Matthias Schirpke

By:	/s/ Marco Onischschenko
By:	Proxy
Name:	Marco Onischschenko

Address for Notice:

IPConcept Fund Management S.A.
4, rue Thomas-Edison
L-1445 Luxembourg
Attention: Mr. Matthias Schirpke

Telephone No.: 352-2602-484950

Fax 352-2602-484955

Email: amc@ipconcept.lu

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Iroquois Master Fund Ltd.

Authorized Signatory
By: /s/ Joshua Silverman
By: Authorized Signer
Name: Joshua Silverman

Address for Notice:

641 Lexington Avenue, 26th Floor

New York, NY 10022

Telephone No.: 212-924-3070

Email: jsilvermant@icfund.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
Jalu Capital Partners LP

Authorized Signatory
By:	/s Mark Fain
	Name:	Mark Fain
	By:	Managing Partner

Address for Notice:

c/o Mark Fain
39 Hewlett Lane
Fort Washington, NY 10050

Telephone No.: 516-439-5392

Fax 516-439-5391

Email: mark@jalucapital.com

IN WITNESS WHEREOF, the parties have executed this Registration Rights as of the date first written above.

NAME OF INVESTING ENTITY/INDIVIDUAL
J. Goldman Master Fund L.P.

By: /s/
Name:
Title:

Address for Notice:

152 West 57th Street, 48th Floor
New York, NY 10019

Telephone No.: 212-262-4268

Fax 212-262-4349

Email: areback@jgoldman.net

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange or over-the-counter distribution in accordance with the rules of the applicable exchange or other market;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by applicable law.

1

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

2

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

3

Exhibit B

WORLD HEART CORPORATION

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock of World Heart Corporation, a Delaware corporation (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of             , 2010 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated             , 2010, (the “Registration Rights Agreement”), between the Company and the purchasers signatory thereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a) Full Legal Name of Selling Stockholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c) Full Legal Name of each natural person who directly or indirectly, alone or with others, has power to vote or dispose of the securities covered by the questionnaire:

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.	Beneficial Ownership of Registrable Securities:

	(a)	Type and Number of Registrable Securities beneficially owned (including shares of common stock issuable upon the exercise of warrants):

	(b)	Number of shares of common stock to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

	(a)	Are you a broker-dealer?

Yes ☐ No ☐

	(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

	Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

	(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

	Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

	Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.		Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

	(a)	Type and amount of other securities beneficially owned:

6.		Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.		Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Hans Riegels

Cooley LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

Tel: (650) 843-5153

Fax: (650) 644-3269

Email: hriegels@cooley.com